                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [ ]  Confidential, for use of the
[X]  Definitive Proxy Statement               Commission only (as permitted by
[ ]  Definitive Additional Materials          Rule 14a-6(e)(2)).
[ ]  Soliciting Material under Rule 14a-12

                           CIB Marine Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check item if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of this filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement:

    (3)  Filing Party:

    (4)  Date Filed:

                          CIB MARINE BANCSHARES, INC.
                             N27 W24025 PAUL COURT
                           PEWAUKEE, WISCONSIN 53072

                                                                   April 2, 2002

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of CIB Marine Bancshares, Inc. to be held on April 25, 2002, at 2:00 p.m., Central Standard Time, at the branch facility of CIB Bank located at 2100 South Elmhurst Road, Mount Prospect, Illinois. At the meeting, we will be asking you to elect three directors of CIB Marine.

     Included with this letter are an attached notice of meeting and Proxy Statement, as well as a proxy card and a copy of CIB Marine's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission.

     Your vote is important. Whether or not you plan to attend the meeting and regardless of the size of your holdings, we encourage you to sign, date and promptly return the enclosed proxy card in the envelope provided. This will ensure that your shares are represented at the meeting. Your right to vote in person at the meeting is not affected by returning the proxy card.

     On behalf of the Board of Directors, officers and employees of CIB Marine, we would like to thank you for your continued interest and support, and your attention to this important matter.

                                            Sincerely,

                                            /s/ J. Michael Straka
                                            J. Michael Straka
                                            President and Chief Executive
                                            Officer

                          CIB MARINE BANCSHARES, INC.
                             N27 W24025 PAUL COURT
                           PEWAUKEE, WISCONSIN 53072

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2002

To the Shareholders of CIB Marine Bancshares, Inc.

     Notice is hereby given that the annual meeting of shareholders of CIB Marine Bancshares, Inc. will be held at the branch facility of CIB Bank located at 2100 South Elmhurst Road, Mount Prospect, Illinois, on Thursday, April 25, 2002, at 2:00 P.M., Central Standard Time. The purpose of the meeting is to:

     1. elect three directors of CIB Marine, each for a three-year term; and

     2. to transact any other business that may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 15, 2002, as the record date for determining shareholders entitled to notice of, and to vote at the meeting. A Proxy Statement with respect to the meeting accompanies and forms a part of this Notice. A list of shareholders entitled to vote at the meeting will be available for inspection at CIB Marine's executive office, N27 W24025 Paul Court, Pewaukee, Wisconsin, for a period beginning two business days after the date of this Notice and ending on the date of the meeting. The shareholder list will also be available for inspection at the meeting.

                                            By Order of the Board of Directors

                                            /s/ Donald J. Straka
                                            Donald J. Straka
                                            General Counsel and Secretary

                                            April 2, 2002

                          CIB MARINE BANCSHARES, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 25, 2002

     The Board of Directors of CIB Marine Bancshares, Inc., a Wisconsin corporation, is soliciting proxies for the 2002 annual meeting of shareholders of CIB Marine to be held on April 25, 2002, at 2:00 p.m., Central Standard Time, at the branch facility of CIB Bank, 2100 South Elmhurst Road, Mount Prospect, Illinois. Voting materials, which include the Proxy Statement, proxy card and CIB Marine's 2001 Annual Report on Form 10-K, are being mailed to shareholders on or about April 2, 2002, and contain important information for you to consider in voting on the matters brought before the meeting. Please read the materials carefully.

     The Board has set the close of business on March 15, 2002, as the record date for the meeting. Shareholders who owned CIB Marine common stock on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 17,872,002 shares of CIB Marine common stock entitled to vote on the record date.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving a Proxy Statement and proxy card from us because you own shares of CIB Marine common stock. This Proxy Statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

     If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, under your proxy, in accordance with his or her best judgment.

WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

     You are being asked to vote on the election of three directors of CIB Marine. This matter is more fully described in this Proxy Statement.

HOW DO I VOTE?

     You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

     If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all three nominees for director named in this Proxy Statement.

     If you want to vote in person, please come to the meeting. CIB Marine will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

     If you received this Proxy Statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

     Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors. Nevertheless, CIB Marine encourages you to provide directions to your broker as to how you want your shares voted on the matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - signing another proxy with a later date and returning that proxy to CIB Marine;

     - sending notice to CIB Marine that you are revoking your proxy; or

     - voting in person at the meeting.

     You should send any later dated proxy or notice of revocation to: CIB Marine Bancshares, Inc., N27 W24025 Paul Court, Pewaukee, Wisconsin 53072,
Attention: Donald J. Straka, Secretary.

     If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

HOW MANY VOTES DO WE NEED TO HOLD THE ANNUAL MEETING?

     A majority of the shares that were outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

     Shares are counted as present at the meeting if the shareholder either:

     - is present and votes in person at the meeting; or

     - has properly submitted a signed proxy card or other proxy.

WHAT HAPPENS IF ANY NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

     The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than three nominees. The Board has no reason to believe any nominee will be unable to stand for re-election.

WHAT OPTIONS DO I HAVE IN VOTING ON EACH OF THE PROPOSALS?

     You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the meeting.

HOW MANY VOTES ARE NEEDED FOR EACH PROPOSAL?

     The three individuals receiving the highest number of votes cast "for" their election will be elected as directors of CIB Marine.

HOW ARE VOTES COUNTED?

     Voting results will be tabulated and certified by our transfer agent, Computershare Investor Services, LLC.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

     CIB Marine will announce voting results at the meeting. The voting results will also be disclosed in CIB Marine's Form 10-Q for the quarter ended June 30, 2002.

WHO BEARS THE COST OF SOLICITING PROXIES?

     CIB Marine will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of CIB Marine or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. CIB Marine may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

--------------------------------------------------------------------------------
                      PROPOSAL 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     CIB Marine currently has ten directors on its Board of Directors. The directors serve staggered terms. This is accomplished as follows:

     - the directors are divided into three classes;

     - two classes consist of three directors, and the third class consists of four directors;

     - each director serves a three-year term; and

     - the term of each class of directors expires in different years.

     Three directors will be elected at the meeting to serve for a three-year term expiring at our annual meeting in 2005. The Board has nominated Jose Araujo, Jerry D. Maahs and Howard E. Zimmerman. Each nominee is currently serving as a director and has consented to serve for a new term.

INFORMATION REGARDING NOMINEES AND DIRECTORS

                             SERVING            POSITION WITH CIB MARINE OR OTHER
NAME AND AGE                  SINCE        PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
------------                 -------   ----------------------------------------------------
Nominees for Election at the Annual Meeting to Serve Until 2005:
  Jose Araujo (56)            1988     President of Joaraucar Consulting, Inc., an
                                       industrial gas service company, since October 1997;
                                       and President of Gascarb, a carbon dioxide
                                       manufacturing company, from February 1969 to
                                       September 1997.
  Jerry D. Maahs (70)         1987     Chief Executive Officer and Chairman of the Board of
                                       Alto-Shaam, Inc. a manufacturer of food service
                                       equipment, since September 2001; President and Chief
                                       Executive Officer of Alto-Shaam from 1968 to
                                       September 2001; President of Enthermics, Inc., a
                                       manufacturer of medical warming equipment since
                                       1980; and Chairman of AS International, an
                                       international sales company since 1975.
  Howard E. Zimmerman (73)    1987     Chairman of the Board of Zimmerman Real Estate
                                       Group, a real estate appraisal and consulting
                                       company, since 1986.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" JOSE ARAUJO, JERRY D. MAAHS AND
HOWARD E. ZIMMERMAN.

Directors Continuing to Serve Until 2004:
  Norman E. Baker (55)        1988     President and Chief Executive Officer of Estoy
                                       Pronto, Inc., a consulting and investment company,
                                       since July 1994; and President and Chief Executive
                                       Officer of Associated Storage and Transfer, a
                                       warehousing and trucking company, from July 1969 to
                                       July 1996.
  W. Scott Blake (41)         1987     President of Blake Capital Corp., a real estate
                                       development, investment and property management
                                       company, since July 1998; and President of
                                       Blake-Weise Real Estate Corp., a real estate
                                       development, investment and property management
                                       company, from October 1988 to June 1998.
  Dean M. Katsaros (46)       1995     Owner of Katsaros & Associates, a tax and accounting
                                       business, since September 1981; President and
                                       Chairman of KSB Benefit Consultants, Inc., a
                                       provider of third-party administrative services for
                                       defined contribution plans, since 1996; and General
                                       Partner, KB Consultants, a computer equipment sales
                                       and computer consulting services company, since May
                                       1991.
  Donald M. Trilling (71)     1987     Chairman of the Board of CIB Marine since September
                                       1987; Secretary of Illini Tile Distributors, Inc.,
                                       an importer and distributor of ceramic tiles, since
                                       1983; and President of Tiles of Italy, Ltd., an
                                       importer of ceramic tiles, from 1975 to 2000.
Directors Continuing to Serve Until 2003:
  John T. Bean (41)           1998     President, Chief Executive Officer and Director of
                                       CIB Bank (Chicago), a subsidiary bank of CIB Marine,
                                       since January 1997; Executive Vice President of
                                       Central Illinois Bank MC, a subsidiary bank of CIB
                                       Marine, from October 1994 to January 1997; and
                                       Senior Vice President of Central Illinois Bank, a
                                       subsidiary bank of CIB Marine, from November 1993 to
                                       October 1994.

                             SERVING            POSITION WITH CIB MARINE OR OTHER
NAME AND AGE                  SINCE        PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
------------                 -------   ----------------------------------------------------
  Steven C. Hillard (39)      1992     President of HILMUN Holdings, Inc., a diversified
                                       holding company with interests in manufacturing and
                                       financial investments, since September 1991;
                                       Managing member of HILMUN Development, LLC, a real
                                       estate development company, since 1993; President of
                                       CMI Johnson-Ross Corporation, a manufacturer of
                                       construction equipment, from July 1997 to 2001; and
                                       Chief Executive Officer and Chairman of the Board of
                                       Pinnacle Door Company, a distributor and installer
                                       of garage doors, since September 1992.
  J. Michael Straka (64)(1)   1987     President and Chief Executive Officer of CIB Marine
                                       since 1987; and Director or Chairman and Director of
                                       each of CIB Marine's bank and non-bank subsidiaries,
                                       including Central Illinois Bank since 1987, CIB Bank
                                       (Chicago) since 1994, Marine Bank (Wisconsin) since
                                       1997, CIB Bank (Indiana) since 1998, Marine Bank FSB
                                       since November 1999, Citrus Bank, N.A. since 2001,
                                       CIB Data Processing Services, Inc. since 1990,
                                       Mortgage Services, Inc. since 1995 and CIB Marine
                                       Capital, LLC since 2001.

---------------

(1) J. Michael Straka is the father of Donald J. Straka, Senior Vice President, Secretary and General Counsel of CIB Marine and Patrick J. Straka, Senior Vice President and Chief Investment Officer of CIB Marine.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of CIB Marine held 12 meetings during 2001. The Board of Directors has standing Audit, Compensation and Stock Option Committees. CIB Marine does not have a standing nominating committee. During 2001, each director of CIB Marine attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of any committee on which such director served except that W. Scott Blake attended less than 75% of the Audit Committee meetings during 2001.

     The Audit Committee consists of Jose Araujo, Norman E. Baker, W. Scott Blake, Dean M. Katsaros and Donald M. Trilling. Mr. Katsaros is the Chairman of this committee. This committee met four times during 2001. This committee's duties include:

     - reviewing with management and CIB Marine's independent public accountants the basis for their respective reports;

     - reviewing with management and CIB Marine's independent public accountants the scope of the audit services, significant accounting policies and audit conclusions regarding significant accounting estimates;

     - reviewing with management and CIB Marine's independent public accountants their assessments regarding internal controls and the resolution of identified weaknesses or reportable conditions, if any, in internal controls, including the prevention or detection of management override or compromise of the internal control system;

     - discussing with management the selection and/or termination of CIB Marine's independent public accountants and any significant disagreements between the accountants and management; and

     - overseeing the internal audit function.

     The Compensation Committee consists of W. Scott Blake, Dean M. Katsaros, Donald M. Trilling and Howard E. Zimmerman. Mr. Zimmerman is the Chairman of this committee. This committee met twice during 2001. Its duties include:

     - establishing policies relating to executive compensation;

     - determining the salary and bonus of the "Named Executive Officers," (as such term is defined below under the caption "Executive
       Compensation -- Summary of Cash and Certain Other Compensation"); and

     - recommending to the Board of Directors the adoption of, or any substantive amendments to, any employee benefit or long-term executive compensation plan or program in which Named Executive Officers participate.

     The Stock Option Committee consists of W. Scott Blake, Dean M. Katsaros, Donald M. Trilling and Howard E. Zimmerman, the same members as the Compensation Committee. Mr. Zimmerman is the Chairman of this committee. This committee met once during 2001. Its duties include:

     - administering the CIB Marine Bancshares, Inc. 1999 Stock Option and Incentive Plan (the "Stock Option Plan");

     - recommending to the Board of Directors individuals to receive option grants; and

     - recommending the material terms of such option grants.

     During 2001, the Board of Directors approved the grant of 321,138 option shares to key employees of CIB Marine and an aggregate of 40,000 option shares to the Directors of CIB Marine who are not employees of CIB Marine or any of its subsidiaries.

DIRECTORS' FEES AND COMPENSATION

     During the 2001 fiscal year, (i) each director, except John T. Bean, received an annual retainer fee in the amount of $10,000; (ii) each director, except Mr. Bean, was paid a fee of $1,000 for each meeting of the Board of Directors attended; and (iii) each director, except Mr. Bean, serving on a committee received $300 for each committee meeting attended through April 2001, and $500 for each meeting attended thereafter.

     Pursuant to the Stock Option Plan, on November 29, 2001, the Board of Directors granted to each director of CIB Marine who was not an employee of CIB Marine, or any of its subsidiaries, an option to purchase 5,000 shares of common stock. The exercise price per share for each option granted was $22.89, which represents the fair market value of the common stock at the grant date as determined in accordance with the provisions of the Stock Option Plan. The options become exercisable in five equal annual installments, beginning November 29, 2002, and expiring on November 29, 2011.

DIRECTORS' DEFERRED COMPENSATION PLAN

     Effective December 1994, CIB Marine adopted a plan allowing directors to elect to defer receipt of all or a portion of their director fees. Under the plan, any director may enter into a written deferred compensation agreement under which that director's fees are retained by CIB Marine in a segregated account. These fees remain an asset of CIB Marine, subject to the claims of its creditors, until paid to the director under the agreement. The deferred directors' fees accrue interest, and a director has a right to cancel future deferrals at any time. The fees may be withdrawn and are payable in equal monthly installments over a period of five years at the time of retirement or upon the death of the director, either before or after retirement. If the director resigns from the Board, the deferred fees are paid in full in a single lump sum payment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     CIB Marine has business relationships with entities in which directors and executive officers of CIB Marine or members of their immediate family have ownership interests. These business relationships are summarized below. CIB Marine believes each transaction described was on commercially reasonable terms.

     J. Michael Straka is the President, Chief Executive Officer and a Director of CIB Marine. Karen Straka, his wife, operates a sole proprietorship known as Plank & Peg that sells antiques. During 2001, CIB Marine and its subsidiaries paid Plank & Peg $48,725 in connection with the purchase of antiques to furnish offices of CIB Marine and its subsidiaries. Additionally, Michael Straka, his son, operates a sole proprietorship known as Plank & Peg -- TNG that sells antiques and office fixtures to CIB Marine and its subsidiaries. During 2001, CIB Marine and its subsidiaries paid Plank & Peg -- TNG $83,563. Michael Straka is also an employee of CIB Marine, providing construction related services, and was paid $142,059 during 2001.

MANAGEMENT INDEBTEDNESS

     Directors and executive officers of CIB Marine, including members of their immediate families and companies with which they are affiliated, were customers of, and had banking transactions with, CIB Marine's subsidiary banks in the ordinary course of business during 2001. These transactions included loans, fiduciary relationships, and deposits. All loans to CIB Marine's directors and executive officers, any member of their immediate family, or any corporation or organization of which any of them is an executive officer or partner or is, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities were (1) made in the ordinary course of business, (2) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons, and
(3) did not involve more than the normal risk of collectibility or contain other unfavorable features.

STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 15, 2002, the number of shares of common stock beneficially owned by (1) each director of CIB Marine (including nominees), (2) each of the "Named Executive Officers," (as such term is defined below under the caption "Executive Compensation -- Summary of Cash and Certain Other Compensation") and (3) all directors and executive officers of CIB Marine as a group. Except as otherwise indicated, each person listed has sole voting and investment power over shares beneficially owned.

                                                            COMMON SHARES
                                                            BENEFICIALLY        PERCENT
NAME OF BENEFICIAL OWNER                                        OWNED           OF CLASS
------------------------                                    -------------   ----------------
Jose Araujo...............................................      101,670(1)           *
Norman E. Baker...........................................      388,620(2)        2.17%
John T. Bean..............................................       64,163(3)           *
W. Scott Blake............................................      152,370(4)           *
Stephen C. Bonnell........................................       68,677(5)           *
Steven C. Hillard.........................................      165,420(6)           *
Dean M. Katsaros..........................................      334,320(7)        1.87%
Steven T. Klitzing........................................       60,498(8)           *
Jerry D. Maahs............................................      303,720(9)        1.69%
Michael L. Rechkemmer.....................................       40,424(10)          *
Donald J. Straka..........................................       33,988(11)          *
J. Michael Straka.........................................      285,784(12)       1.59%
Donald M. Trilling........................................      221,442(13)       1.24%
Howard E. Zimmerman.......................................      141,810(14)          *
All directors and executive officers as a group (15
  persons)................................................    2,379,447(15)      12.94%

---------------

  *  Less than one percent.

 (1) Includes 19,170 shares that Mr. Araujo has the right to acquire within 60 days upon the exercise of stock options.

 (2) Includes 19,170 shares Mr. Baker has the right to acquire within 60 days upon the exercise of stock options.

 (3) Includes 7,500 shares jointly owned by Mr. Bean and his wife, 1,950 shares owned by Mr. Bean's wife, and 41,011 shares that Mr. Bean has the right to acquire within 60 days upon the exercise of stock options.

 (4) Includes 19,170 shares that Mr. Blake has the right to acquire within 60 days upon the exercise of stock options.

 (5) Includes 45,746 shares that Mr. Bonnell has the right to acquire within 60 days upon the exercise of stock options.

 (6) Includes 37,920 shares Mr. Hillard has the right to acquire within 60 days upon the exercise of stock options.

 (7) Includes 120,600 shares jointly owned by Mr. Katsaros and his wife, and 20,070 shares that Mr. Katsaros has the right to acquire within 60 days upon the exercise of stock options.

 (8) Includes 41,913 shares that Mr. Klitzing has the right to acquire within 60 days upon the exercise of stock options.

 (9) Includes 285,000 shares jointly owned by Mr. Maahs and his wife, and 18,720 shares that Mr. Maahs has the right to acquire within 60 days upon the exercise of stock options.

(10) Includes 29,368 shares that Mr. Rechkemmer has the right to acquire within 60 days upon the exercise of stock options.

(11) Includes 4,800 shares owned by a partnership with respect to which Mr. Straka shares voting and investment power and 24,894 shares Mr. Straka has the right to acquire within 60 days upon exercise of stock options.

(12) Includes 126,484 shares jointly owned by Mr. Straka and his wife, 3,000 shares owned by Mr. Straka's wife, 8,550 shares owned by partnerships with respect to which Mr. Straka shares voting and investment power, and 104,989 shares that Mr. Straka has the right to acquire within 60 days upon the exercise of stock options.

(13) Includes 68,705 shares held in a trust for the benefit of Mr. Trilling's wife, and 20,520 shares that Mr. Trilling has the right to acquire within 60 days upon the exercise of stock options.

(14) Includes 11,250 shares held in a trust for the benefit of Mr. Zimmerman's wife and 19,170 shares Mr. Zimmerman has the right to acquire within 60 days upon the exercise of stock options.

(15) Includes, in addition to those shares footnoted above, 14,560 shares which other executive officers as a group have the right to acquire within 60 days upon the exercise of stock options.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of CIB Marine and the four other highest paid executive officers of CIB Marine. These executive officers are sometimes referred to in this Proxy Statement as the "Named Executive Officers."

                                                   ANNUAL               LONG-TERM
                                              COMPENSATION(1)         COMPENSATION
                                             ------------------   ---------------------
                                                                  SECURITIES
                                                                  UNDERLYING                 ALL
                                                                    STOCK        LTIP       OTHER
NAME AND PRINCIPAL POSITION          YEAR     SALARY     BONUS    OPTIONS(#)   PAYOUTS     COMP.(3)
---------------------------          ----    --------   -------   ----------   --------    --------
J. Michael Straka..................  2001    $400,000   $32,423     34,950     $      0    $86,302
  President and                      2000     270,000    27,000     29,348            0     67,423
  Chief Executive Officer            1999     260,000    26,000     32,100      250,000(2)  60,327
Donald J. Straka...................  2001    $161,250   $13,154     13,543     $      0    $ 7,063
  Senior Vice President,             2000     142,000    14,200     11,372            0      7,400
  General Counsel and                1999     124,000    12,400     11,850            0      3,219
  Secretary
Steven T. Klitzing.................  2001    $161,250   $12,963     13,543     $      0    $ 9,111
  Senior Vice President,             2000     132,195    13,220     10,369            0      8,098
  Chief Financial Officer and        1999     110,195    11,020     10,650            0      2,882
  Treasurer
Michael L. Rechkemmer..............  2001    $150,000   $12,104      9,830     $      0    $ 5,506
  Executive Vice President and       2000     125,000    12,500     10,190            0      5,606
  Chief Operating Officer            1999     106,348    11,143      7,050            0      4,056
Stephen C. Bonnell.................  2001    $143,000   $11,725      8,912     $      0    $ 5,312
  Senior Vice President and          2000     123,705    12,944      9,881            0      7,395
  Chief Credit Officer               1999     111,440    11,144      6,900            0      3,498

---------------

(1) Includes amounts earned in the fiscal year, whether or not deferred.

(2) In January 1998, the Board of Directors approved, upon the recommendation of the Compensation Committee, a long-term cash incentive plan for Mr. J. Michael Straka, which superseded the long-term incentive plan for Mr. Straka that was adopted in 1996. The plan provided for the payment of a cash bonus of $250,000 to Mr. Straka on the fifth business day of the year 2000 if two of three specified performance goals were met in fiscal years 1998 and 1999. The goals related to CIB Marine's asset size, net income and value per share. CIB Marine met two of the three specified performance criteria in both 1998 and 1999 and Mr. Straka was paid the cash bonus on January 7, 2000.

(3) All other compensation for each Named Executive Officer consists of the following:

                                                  BOARD OF        LIFE
                                                  DIRECTOR      INSURANCE          ESOP          VACATION
NAME                                    YEAR      FEES(A)       PREMIUMS       CONTRIBUTION       PAYOUT        TOTAL
----                                    ----      --------      ---------      ------------      --------       -----
J. Michael Straka.....................  2001      $74,300        $2,957           $3,749          $5,296       $86,302
                                        2000       57,200         2,922            4,051           3,250        67,423
                                        1999       52,300         4,409            3,618              --        60,327
Donald J. Straka......................  2001           --        $  135           $3,749          $3,179       $ 7,063
                                        2000           --           130            3,763           3,507         7,400
                                        1999           --           171            3,048              --         3,219
Steven T. Klitzing....................  2001           --        $  185           $3,749          $5,177       $ 9,111
                                        2000           --           177            3,601           4,320         8,098
                                        1999           --           180            2,702              --         2,882
Michael L. Rechkemmer.................  2001           --        $  555           $3,653          $1,298       $ 5,506
                                        2000           --           550            3,328           1,728         5,606
                                        1999           --         1,294            2,762              --         4,056
Stephen C. Bonnell....................  2001           --        $  606           $3,541          $1,165       $ 5,312
                                        2000           --           686            3,373           3,336         7,395
                                        1999           --           763            2,735              --         3,498

---------------

(a) Includes payment for meetings of the Board of Directors of CIB Marine and its subsidiaries and for committee meetings of its subsidiaries.

OPTIONS

     The following table sets forth information regarding individual grants of stock options made during 2001 to the Named Executive Officers.

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF
                                                                                            STOCK PRICE
                                                                                         APPRECIATION FOR
                                               INDIVIDUAL GRANTS IN 2001                10-YEAR OPTION TERM
                                    -----------------------------------------------    ---------------------
                                    NUMBER OF
                                    SECURITIES   % OF TOTAL
                                    UNDERLYING    OPTIONS
                                     OPTIONS     GRANTED TO   EXERCISE   EXPIRATION
NAME                                 GRANTED     EMPLOYEES     PRICE      DATE(1)         5%         10%
----                                ----------   ----------   --------   ----------    --------   ----------
J. Michael Straka.................    34,950       10.88%      $22.89    11/29/11      $503,119   $1,275,003
Donald J. Straka..................    13,543        4.22%      $22.89    11/29/11       194,957      494,059
Steven T. Klitzing................    13,543        4.22%      $22.89    11/29/11       194,957      494,059
Michael L. Rechkemmer.............     9,830        3.06%      $22.89    11/29/11       141,507      358,606
Stephen C. Bonnell................     8,912        2.78%      $22.89    11/29/11       128,292      325,117

---------------

(1) These options become exercisable in 20% annual installments, beginning November 29, 2002.

     The following table sets forth information regarding the year-end values of unexercised stock options held by the Named Executive Officers.

                                                      TOTAL NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED      TOTAL VALUE OF UNEXERCISED,
                                                            OPTIONS HELD AT          IN-THE-MONEY OPTIONS HELD
                                                            FISCAL YEAR END            AT FISCAL YEAR END(1)
                              NUMBER OF               ---------------------------   ---------------------------
                               SHARES
                             ACQUIRED ON    VALUE
NAME                          EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         -----------   --------   -----------   -------------   -----------   -------------
J. Michael Straka..........      --          $--        100,219        87,229       $1,240,642      $356,161
Donald J. Straka...........      --           --         21,804        37,311          190,569       173,844
Steven T. Klitzing.........      --           --         39,393        33,269          498,928       140,278
Michael L. Rechkemmer......      --           --         28,228        24,492          337,293        95,246
Stephen C. Bonnell.........      --           --         43,106        26,237          569,637       123,574

---------------

(1) This amount represents the difference between the fair market value of one share of CIB Marine common stock on December 31, 2001, ($23.22) and the option exercise price times the total number of shares subject to exercisable or unexercisable options. Because there is no public market for CIB Marine common stock, the $23.22 per share fair market value was derived using the same method for establishing a fair market value for option grants under the Stock Option Plan.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors is responsible for developing executive compensation philosophies, determining the components of the compensation to be paid to the President and Chief Executive Officer and the four other highest paid executive officers, and assuring that the compensation program is administered in a manner consistent with compensation objectives.

     EXECUTIVE COMPENSATION

     The Compensation Committee determines the salary of the President and Chief Executive Officer and the four other highest paid executive officers of CIB Marine. The committee seeks to ensure that executive officer compensation promotes both short and long term interests of the shareholders and consults with J. Michael Straka relative to the setting of salaries and compensation of the four other highest paid executive officers of CIB Marine.

     Executive officers salaries were based upon individual performance evaluations, salary history and peer group information concerning the compensation levels of executive officers at comparable bank holding companies or banks with total assets between $1 billion and $5 billion. The committee also took into account CIB Marine's growth and performance in 2000. CIB Marine's net income in 2000 was $20.7 million, as compared to $13.3 million in 1999, an increase of 55.9%. Total assets at December 31, 2000 were approximately $2.5 billion, as compared to $1.9 billion at December 31, 1999, an increase of 28.8%. CIB Marine achieved these results primarily through internal growth, including the opening of new banks and branches, and, to a lesser extent, acquisitions.

     Effective January 1, 2001, Mr. Straka's base salary was fixed at $400,000, an increase of 48.1% over his 2000 base salary of $270,000. The Compensation and Stock Option Committees believe it is appropriate to link a portion of Mr. Straka's compensation to the future performance of CIB Marine in order to more closely align his interests with the interests of the shareholders. As a result, in November 2001, Mr. Straka was granted options to acquire 34,950 shares of common stock under the Stock Option Plan.

     In 2000, the committee also determined the 2001 salaries of the four other highest paid executive officers of CIB Marine set forth in the Summary Compensation Table. Executive officers' compensation principally consists of a salary, bonus compensation under CIB Marine's bonus plan and stock options.

     The Compensation and Stock Option Committees periodically review salaries, stock options and other aspects of executive compensation in order to assure that CIB Marine's executive compensation remains competitive with other bank holding companies which are similar in asset size and operate in its geographic markets. The committee seeks to ensure that such compensation represents both the individual's performance as well as the current and past performance of CIB Marine.

     CASH BONUS PROGRAM; OTHER BENEFIT PROGRAMS

     Employees of CIB Marine and its subsidiaries, including executive officers, are eligible to participate in a cash bonus program provided that CIB Marine and the employee meet certain performance goals. Bonuses are based on a percentage of base salary, which increases in graduated steps in the event that CIB Marine achieves or surpasses budgeted earnings for the fiscal year. Since executive officers and other senior officers are in a better position to contribute to the achievement of such goals, the percentage of base salary that they are eligible to receive as a bonus is proportionately higher.

     CIB Marine provides its employees with vacation, holiday and insurance protection plans, including medical, dental, life, accidental death and dismemberment, travel and accident, and disability. CIB Marine also makes available to all of its employees a 401(k) plan which permits participants to make, subject to various limitations, voluntary tax deferred contributions of up to 15% of annual compensation. CIB Marine does not currently match employee contributions to the 401(k) plan. CIB Marine also has an employee stock ownership plan for the benefit of employees who have achieved a certain length of service. Executive officers are eligible to participate in all of these plans.

     TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code (the "Code") and related regulations provide that a public company may not deduct, for federal income tax purposes, compensation in excess of $1 million per year paid to certain executive officers employed by CIB Marine at year-end, other than compensation which qualifies as "performance-based compensation" under the Code and related regulations or is otherwise exempt from the provisions of Section 162(m). In designing future compensation programs for the Chief Executive Officer and the other highly compensated executive officers, the committees will take into account the deductibility of such compensation under Section 162(m).

                                            Respectfully Submitted,
                                            The Compensation and Stock Option
                                            Committees
                                            Howard E. Zimmerman (Committee
                                            Chairman)
                                            W. Scott Blake
                                            Dean M. Katsaros
                                            Donald M. Trilling

--------------------------------------------------------------------------------
                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

     The following persons are known to CIB Marine to be the beneficial owners of more than 5% of the outstanding common stock of CIB Marine as of March 15, 2002, based on information available to CIB Marine.

                                                          NUMBER OF SHARES
                                                          OF COMMON STOCK      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIALLY OWNED   COMMON STOCK
------------------------------------                     ------------------   ------------
Strategic Capital Trust Company/Strategic Capital
  Bancorp, Inc. .......................................      1,214,016(1)         6.78%
1608 Broadmoor Drive
Champaign, Illinois 61820
John and Mary Lydia Hadley.............................   1,098,150(2)            6.13%
915 W. Park Avenue
Champaign, Illinois 61821

---------------

(1) Based on Schedule 13G filed with the Securities and Exchange Commission on March 11, 2002, Strategic Capital Trust Company (SCTC) is the beneficial owner of 1,062,674 shares of common stock. In addition, based on information in CIB Marine's stock transfer records, Strategic Capital Bancorp, Inc., an affiliate of SCTC, owns 151,342 shares of common stock.

(2) Based solely on information in CIB Marine's stock transfer records.

--------------------------------------------------------------------------------
                            COMMON STOCK PERFORMANCE
--------------------------------------------------------------------------------

     The following graph compares, on a cumulative basis, the percentage changes since June 25, 1998, in (a) the total shareholder return on the common stock based on CIB Marine's book value, (b) the total return of all U.S. companies listed on The Nasdaq Stock Market ("NASDAQ U.S.") and (c) the total return of banks traded on the NASDAQ Market ("NASDAQ Bank"). CIB Marine's common stock was registered under Section 12(b) of the Securities Exchange Act of 1934 on June 25, 1998, and information is therefore provided only since June 25, 1998. The stock price performance shown in the graph should not be considered indicative of potential future stock price performance.

                                      LOGO

                                6/25/98(1)   12/31/98   6/30/99   12/31/99   6/30/00   12/31/00   6/30/01   12/31/01
                                ----------   --------   -------   --------   -------   --------   -------   --------
NASDAQ U.S. ..................    100.00     117.681    144.163   218.398    212.860   132.592    115.993   104.677
NASDAQ Bank...................    100.00      87.608     89.005    80.616     71.371    92.444    100.381   101.760
CIB Marine....................    100.00     104.302    107.791   113.953    122.326   133.721    145.233   154.302

---------------

(1) Book value is calculated by CIB Marine only at month end; therefore, the initial value for CIB Marine Bancshares, Inc. is based on the book value as of June 30, 1998.

     There is no established public trading market for CIB Marine's common stock and CIB Marine has information concerning only isolated transactions in its common stock in 1998, 1999, 2000 and 2001. The information provided for CIB Marine is therefore based on changes in book value and may not be representative of shareholder return.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors of CIB Marine:

     (1) Reviewed and discussed the audited financial statements with management;

     (2) Discussed with its independent auditors, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61;

     (3) Received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1; and

     (4) Discussed with KPMG LLP the auditors' independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K.

     Audit and Non-Audit Fees. The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2001, and fees billed for other services rendered by KPMG LLP.

Audit fees, excluding audit related.........................    $215,250
Financial information systems design and implementation.....        None
All other fees:
  Audit related fees(1).....................................     106,678
  Other non-audit services(2)...............................      85,275
Total all other fees........................................    $191,953

---------------

(1) Audit related fees consisted principally of audits of mortgage banking compliance, audits of financial statements of certain employee benefit plans, audit of a business acquired during the year, reviews of registration statements and issuance of consents.

(2) Other non-audit fees consisted of tax consultation and tax compliance services.

     The Audit Committee has considered whether the provision of other non-audit service is compatible with the independent auditors' independence and satisfied itself as to the auditors' independence.

     The Board of Directors has adopted a written Charter for the Audit Committee. A copy of the Charter is included in this Proxy Statement as Appendix A.

                                            Respectfully Submitted,
                                            The Audit Committee
                                            Dean M. Katsaros (Committee
                                            Chairman)
                                            Jose Araujo
                                            Norman E. Baker
                                            W. Scott Blake
                                            Donald M. Trilling

--------------------------------------------------------------------------------
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     CIB Marine's independent public accountants for the fiscal year ended December 31, 2001, were KPMG LLP. CIB Marine's Board of Directors has reappointed KPMG LLP to continue as the independent public accountants for the fiscal year ending December 31, 2002. Representatives of KPMG LLP are expected to attend the meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the meeting.

--------------------------------------------------------------------------------
                        YEAR 2003 STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     To be considered for inclusion in CIB Marine's proxy statement in connection with next year's annual meeting, a shareholder proposal to take action at such meeting must be in writing and received by the Secretary of CIB Marine, at the address set forth on the first page of this Proxy Statement, no later than November 30, 2002. Any shareholder proposal submitted to CIB Marine for inclusion in the proxy statement will be subject to Rule 14a-8 under the Securities Exchange Act of 1934. Also, under CIB Marine's Bylaws, other proposals that are not included in the proxy statement will be considered timely and may be presented at next year's annual meeting if the requirements described below are satisfied.

--------------------------------------------------------------------------------
                           ADVANCE NOTICE PROVISIONS
--------------------------------------------------------------------------------

     The Bylaws of CIB Marine provide an advance notice procedure for nominations to the Board of Directors and certain business to be brought before an annual meeting. Generally, in order for a shareholder to make a nomination or bring business before an annual meeting, the shareholder must give notice thereof in writing to the Secretary of CIB Marine no later than the close of business on the 60th day, nor earlier than the close of business on the 90th day, prior to the first anniversary of the preceding year's annual meeting. The shareholder must also comply with certain other provisions set forth in CIB Marine's Bylaws. For a copy of CIB Marine's Bylaws, which includes the provisions relating to advance notice for nominations and proposals, an interested shareholder should contact the Secretary of CIB Marine at N27 W24025 Paul Court, Pewaukee, Wisconsin 53072.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business or matter, which will be presented for consideration at the meeting other than as stated in the Notice of Annual Meeting of shareholders. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

                                                                      APPENDIX A

                          CIB MARINE BANCSHARES, INC.
                            AUDIT COMMITTEE CHARTER

The Audit Committee is a committee of the Board of Directors of CIB Marine Bancshares, Inc (the Corporation). Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

     In meeting its responsibilities, the Audit Committee is expected to:

     - Review and update the Committee's charter annually for approval by the Board of Directors.

     - Recommend to the Board of Directors the annual appointment of the independent auditor. Recommend to the Board of Directors any change in the independent auditor.

     - Ratify management's appointment, replacement, reassignment, or dismissal of the General Auditor.

     - Confirm and monitor the independence of both the independent auditor and the General Auditor.

     - Review management's evaluation of the independent auditor, including a review of any management consulting services provided along with related fees.

     - Inquire of management, the General Auditor, and the independent auditor about significant risks or exposures, and assess the steps taken to appropriately manage such risks.

     - Review and approve the annual audit plan of Internal Audit and the independent auditor.

     - Consider and review with the independent auditor and General Auditor the adequacy and effectiveness of internal controls over the financial reporting process.

     - Review with management and the independent auditor at the completion of the annual audit:

           - The results of the independent auditor's audit of the financial statements and related footnotes.

           - Other matters related to the conduct of the audit which are to be communicated to the Committee under either generally accepted auditing standards or relevant regulatory requirements.

     - Prepare an annual report to shareholders as required by the Securities and Exchange Commission to be included in the annual proxy statement.

     - Consider and review with management and the General Auditor:

           - Significant findings summarized in a report from the General Auditor to the Committee, along with management's response and follow-up on previous audit recommendations regarding compliance with Board approved risk management policies and procedures; and

             - Internal Audit's budget, staffing and charter.

     - Review material legal and regulatory matters that could have a significant impact on the Corporation's financial statements.

     - Periodically review and update the Corporation's Code of Ethics, and review the results of monitoring for compliance by management and/or Internal Audit.

     - Consider meeting in separate executive session(s) with the General Auditor, the independent auditor, and management to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

     - Report Committee actions to the Board of Directors with such recommendations, as the Committee may deem appropriate.

     - The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

     - The Committee shall meet at least four times per year or more frequently as circumstances require.

     - The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     - The Committee will perform such other functions as assigned by law, the Corporation's charter or by-laws, or the Board of Directors.

Membership of the Audit Committee shall consist of at least four independent members of the Board of Directors of the Corporation who have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements, with at least one member of the Committee having accounting or related financial management expertise.

The Board will consider all relevant information when determining whether an outside Director is independent of Management, including: is or has been an officer or employee of the Corporation or its subsidiaries; serves or served as a consultant, advisor, promoter, underwriter, legal counsel, or trustee of or to the Corporation or its subsidiaries; is a relative of an officer or other employee of the Corporation or its subsidiaries; holds or controls, or has held or controlled, a direct or indirect financial interest in the Corporation or its subsidiaries; and has outstanding extensions of credit from the Corporation or its subsidiaries.

Audit Committee members and the Committee Chairman shall be appointed by the full Board of Directors.

This Charter shall be in effect until it, or a portion thereof, is rescinded or superseded by the Board of Directors. A copy of this Charter will be published in the proxy statement every three years in accordance with Securities and Exchange Commission regulations.

Board Approved 12/13/01

--------------------------------------------------------------------------------
PROXY - CIB MARINE BANCSHARES, INC.
--------------------------------------------------------------------------------

N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN 53072
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven T. Klitzing and Donald J. Straka, or either of them, as the undersigned's proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock in CIB Marine Bancshares, Inc. at the annual meeting of shareholders of CIB Marine Bancshares, Inc. to be held on Thursday, April 25, 2002, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

                                                                           000000 0000000000 0 0000

       CIB MARINE BANCSHARES, INC.                                         000000000.000 ext
                                                                           000000000.000 ext
                                                                           000000000.000 ext
       [BAR CODE]                                                          000000000.000 ext
                                                                           000000000.000 ext
       MR A SAMPLE                                                         000000000.000 ext
       DESIGNATION (IF ANY)                                                000000000.000 ext
       ADD 1
       ADD 2                                                               HOLDER ACCOUNT NUMBER
       ADD 3
       ADD 4                                                               C 1234567890    J N T
       ADD 5
       ADD 6                                                               [BAR CODE]


Use a black pen. Print in
CAPITAL letters inside the grey                                                  Mark this box with an X if you have made
areas as shown in this example. [ A  B  C ] [ 1  2  3 ] [ X ]              [   ] changes to your name or address details above.

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------

[A]  ELECTION OF DIRECTORS
The Board of Directors recommends a vote FOR each of the three listed nominees. Please vote "For" or "Withhold" for each listed nominee.

                                   FOR       WITHHOLD

01 - Jose Araujo                  [   ]        [   ]

02 - Jerry D. Maahs               [   ]        [   ]

03 - Howard E. Zimmerman          [   ]        [   ]







[B]  AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1                               Signature 1                               Date (dd/mm/yyyy)
[                                     ]   [                                     ]   [          /          /               ]


[ ]  A654                                    1 U P X